                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 30, 2002


                             MARINE PETROLEUM TRUST
               (Exact name of registrant as specified in charter)


               Texas                           0-8565             75-6008017
    (State or other jurisdiction            (Commission        (IRS Employer
         of incorporation)                  file number)     Identification No.)

           Bank of America, N.A.
              P.O. Box 830241
               Dallas, Texas                                      75283-0241
 (Address of principal executive offices)                         (Zip code)

       Registrant's telephone number, including area code: (800) 985-0794

                                    No Change
          (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         Exhibit
         Number            Document
         -------           --------

         99.1              Certification by R. Ray Bell, Principal Accounting
                           Officer

         99.2 Certification by Ron E. Hooper, Senior Vice President, Royalty Management on behalf of Bank of America Private Bank, Trustee, not in his or its individual capacities but solely in his and its capacity as trustee

ITEM 9. REGULATION FD DISCLOSURE.

         Attached as Exhibit 99.1 is the certification of R. Ray Bell, our Principal Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of Ron E. Hooper, Senior Vice President, Royalty Management on behalf of Bank of America Private Bank, not in his or its individual capacity, but solely as our trustee, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively, the "Certifications"). The Certifications accompanied as correspondence to the Securities and Exchange Commission the filing of our Annual Report of Form 10-K for the period ended June 30, 2002 filed on September 30, 2002.


                                    * * * * *

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         TIDELANDS ROYALTY TRUST "B"
                                         Bank of America, N.A., Trustee


September 30, 2002                       By: /s/ RON E. HOOPER
                                             ----------------------------------
                                                       Ron E. Hooper
                                                   Senior Vice President

September 30, 2002                       By: /s/ R. RAY BELL
                                             ----------------------------------
                                                        R. Ray Bell
                                                Principal Accounting Officer

                               INDEX TO EXHIBITS

         Exhibit
         Number            Document
         -------           --------
         99.1              Certification by R. Ray Bell, Principal Accounting
                           Officer

         99.2              Certification by Ron E. Hooper, Senior Vice
                           President, Royalty Management on behalf of Bank of America Private Bank, Trustee, not in his or its individual capacities but solely in his and its capacity as trustee